UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2011

BROADCOM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	000-23993	33-0480482
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 California Avenue, Irvine, California, 92671

(Address of principal executive offices, Zip code)

(949) 926-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On October 31, 2011 (the “Amendment Date”), Broadcom Corporation (the “Company”) entered into the First Amendment to Credit Agreement with Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders party thereto (the “Amendment”), which amends the Credit Agreement dated as of November 19, 2010, by and among the Company, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders party thereto (as amended by the Amendment, the “Credit Agreement”).

The Amendment provides for, among other things, an extension of the maturity date of the credit facility to November 19, 2016, and a decrease in the interest rate margins applicable to loans made under the Credit Agreement and the commitment fee paid on the amount of the unused commitments thereunder, if any. Loans made under the Credit Agreement (other than swing line loans) will now bear interest, at the Company’s option, at either a Base Rate (as set forth in the Credit Agreement) or a Eurodollar Rate (as set forth in the Credit Agreement) plus a margin that will vary from 0.000% to 0.500% in the case of Base Rate loans and 0.625% to 1.500% in the case of Eurodollar Rate loans, in each case, based upon the ratings assigned to the Company’s senior unsecured debt by Moody’s Investors Service, Inc., and Standard & Poor’s Ratings Services. Borrowings of swing line loans under the Credit Agreement bear interest at a Base Rate plus the margin described above for Base Rate loans. In addition, under the terms of the Credit Agreement, the Company pays a commitment fee on the aggregate amount of any unused commitments in an amount equal to a percentage of such unused commitments. That percentage has been reduced pursuant to the Amendment and will now vary from 0.060% to 0.200% based upon the ratings assigned to the Company’s senior unsecured debt by Moody’s Investors Service, Inc., and Standard & Poor’s Ratings Services.

The Amendment does not change the events of default or financial covenants applicable to the Company and its subsidiaries.

No borrowings of loans under the Credit Agreement were made on or prior to the Amendment Date.

The foregoing description of the terms of the Credit Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, attached as Exhibit 10.1 to the Company’s Form 8-K filing dated November 22, 2010, and incorporated herein by reference, and to the Amendment, attached as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	First Amendment to Credit Agreement, dated as of October 31, 2011, by and among the Company, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 31, 2011

BROADCOM CORPORATION, a California corporation

By:	/s/ Eric K. Brandt
Eric K. Brandt Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated as of October 31, 2011, by and among the Company, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders party thereto.